POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

November 16, 2011	/s/ Rebecca Adamson
Date	Signature

/s/ Jaymie N. Gerace	Rebecca Adamson
Witness	Name of Trustee/Director

Jaymie N. Gerace
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ Richard L. Baird
Date	Signature

/s/ Traci Goldt	Richard L. Baird
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ Joy Vida Jones
Date	Signature

/s/ Traci Goldt	Joy Vida Jones
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/13/11	/s/ Miles D. Harper
Date	Signature

/s/ Michelle Hodgson	Miles D. Harper, III
Witness	Name of Trustee/Director

Michelle Hodgson
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ Sydney A. Morris
Date	Signature

/s/ Traci Goldt	Sydney A. Morris
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ D. Wayne Silby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

11/28/11	/s/ John G. Guffey
Date	Signature

/s/ Joe Dell Jimenez	John G. Guffey, Jr.
Witness	Name of Trustee/Director

Joe Dell Jimenez
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ Terrence J. Mollner
Date	Signature

/s/ Sydney A. Morris	Terrence J. Mollner
Witness	Name of Trustee/Director

Sydney A. Morris
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director and Officer of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek
Witness	Name of Trustee/Director and Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Officer of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/6/11	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer
Witness	Name of Officer

Traci Goldt
Witness Name (Printed)

Board Resolution

Approval of a Power of Attorney

RESOLVED, that the Directors/Trustees and officers of the investment companies (each a “Company”) who may be required to execute the Company’s Registration Statement and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney, in the form presented at this meeting, appointing the individuals named in the power of attorney as their true and lawful attorneys-in-fact, to execute in their name, place and stead, unless otherwise designated as Director/Trustee or officer, the Registration Statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings; and said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of each of said Directors/Trustees and officers, or any or all of them, in any and all capacities with respect to the Company, every act whatsoever requisite or necessary to be done, said acts of said attorneys-in-fact, being hereby ratified and approved.